CHC Group Ltd. Confirms Delisting Notice from NYSE
February 1, 2016 – Vancouver, British Columbia, Canada – CHC Group (NYSE: HELI; the “Company”), the parent company of CHC Helicopter, today announced that it received written notice from the NYSE Regulation, Inc. that the NYSE has delisted the Company’s ordinary shares, pursuant to Section 802.01B of the NYSE’s Listed Company Manual requiring NYSE-listed companies to maintain an average market capitalization of $15 million or more over the preceding thirty trading days. The NYSE also suspended trading of the Company’s ordinary shares effective immediately.
The NYSE notice indicates that it will apply to the Securities and Exchange Commission (SEC) to delist the ordinary shares upon completion of all applicable procedures. The Company is taking steps necessary to have its ordinary shares quoted for trading on the OTCQX® Best Market (“OTCQX”), operated by OTC Markets Group Inc., under the trading symbol HELIF. The Company anticipates that its ordinary shares will begin trading on the OTCQX at market open on February 2, 2016, or as soon thereafter as practicable.
This transition to the OTCQX market does not directly affect the Company’s commercial operations and does not change its obligation to file periodic and certain other reports with the US Securities and Exchange Commission under applicable US federal securities laws. Company shareholders will remain registered owners of their ordinary shares of the Company.
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ABOUT CHC
CHC Helicopter is a leader in enabling customers to go further, do more and come home safely, including oil and gas companies, government search-and-rescue agencies and organizations requiring helicopter maintenance, repair and overhaul services through the Heli-One segment. The Company has a fleet of more than 220 aircraft and operates on six continents.
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Forward-Looking Disclosure Statement
This release contains statements related to our business and financial performance and future events or developments involving the Company that may constitute forward-looking statements. These statements may be identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect” or the negative or plural of these words or similar expressions. Statements regarding future trading in the OTCQX or other markets, as well as any other statements that are not historical facts in this release, are forward-looking statements. Such statements are based on the current expectations and certain assumptions of the Company’s management, and are, therefore, subject to certain risks and uncertainties. A variety of factors, many of which are beyond the Company’s control, affect the Company’s operations, performance, business strategy and results and could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements or anticipated on the basis of historical trends. These factors include in particular, but are not limited to, the matters described in under "Risk Factors" section of the Company’s Annual Report 10-K for the fiscal year ended April 30, 2015, the Quarterly Report on Form 10-Q for the quarter ending October 31., 2015 and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance or achievements of the Company may vary materially from those described in the relevant forward-looking statement as being expected, anticipated, intended, planned, believed, sought, estimated or projected. The Company neither intends, nor assumes any obligation, to update or revise these forward-looking statements in light of developments which differ from those anticipated.
Contact Information

INVESTORS	MEDIA
Laura Campbell	Susan Gordon
Director, Investor Relations	Senior Director, Global Communications
+1.604.232.7316	+1.214.262.7384
laura.campbell@chc.ca	susan.gordon@chc.ca